TAXABLE BOND FUNDS
                                   GOVERNMENT
                                INVESTMENT GRADE
                                 FUND FOR INCOME
                                   HIGH YIELD
                    SUPPLEMENT DATED JANUARY 10, 2000 TO THE
                       PROSPECTUS DATED FEBRUARY 19, 1999

1. The Prospectus is amended by deleting the third and fourth paragraphs of the section captioned "Fund Management" on page 25 and replacing them with the following:

      Nancy W. Jones serves as Portfolio Manager of the Fund For Income and, as of January 1, 2000, the High Yield Fund. Ms. Jones manages certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.

      As of January 1, 2000, George V. Ganter serves as Co-Portfolio Manager of the Investment Grade Fund. Mr. Ganter also serves as Portfolio Manager of another First Investors Fund. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.


2. The Prospectus is amended by adding the following to the end of the section captioned "Fund Management" on page 25 thereof:

      The Board of Directors of the First Investors High Yield Fund, Inc. ("High Yield Fund") and the First Investors Fund For Income, Inc. ("Fund For Income") has approved a plan to merge High Yield Fund into Fund For Income in a tax free reorganization.

      The Board determined that the reorganization would be in the best interests of shareholders because, among other things: the funds are extremely similar and combining them may reduce expenses for shareholders; each fund invests its assets primarily in "high yield" bonds; each fund is managed by the same investment adviser, has the same investment objective, and follows similar investment styles in selecting high yield bonds and other investments; and following the reorganization, the portfolio manager of Fund For Income will manage the combined fund.

      Under the plan, all of High Yield Fund's assets will be transferred to Fund For Income in return for Fund For Income shares having an equal value. These shares will be distributed pro rata to High Yield Fund shareholders who will receive shares of Fund For Income in exchange for their High Yield Fund shares. The total value of the Fund For Income shares received by each High Yield Fund shareholder will be equal to the total value of High Yield Fund shares held prior to the reorganization. High Yield Fund will then be dissolved.

      The reorganization is subject to a number of conditions, including approval of the High Yield Fund shareholders and exemptive relief from the Securities and Exchange Commission. A meeting of the shareholders of High Yield Fund is expected to be held on or about February 25, 2000, to vote on the reorganization. Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials which will be mailed to High Yield Fund shareholders of record on the record date.

      Due to the shareholder vote and other conditions, the reorganization will not take place until the end of February, 2000 at the earliest. The High Yield Fund is currently closed to new investors. Existing High Yield Fund shareholders will be permitted to continue making additional investments in the fund until the merger occurs. There can, of course, be no assurance that the reorganization will be approved by shareholders or that the other conditions of the reorganization will be satisfied.




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                      FIRST INVESTORS INVESTMENT GRADE FUND
                    SUPPLEMENT DATED JANUARY 10, 2000 TO THE
                       PROSPECTUS DATED FEBRUARY 19, 1999

The Prospectus is amended by deleting the second paragraph of the section captioned "Who Manages the Investment Grade Fund?" on page 9 and replacing it with the following:

George V. Ganter and Clark D. Wagner serve as Co-Portfolio Managers of the Fund. Mr. Ganter and Mr. Wagner also individually manage certain other First Investors Funds. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.